UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): April 25, 2011
RELIANCE BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	000-52588 (File Number) Commission	43-1823071 (I.R.S. Employer Identification No.)

10401 Clayton Road Frontenac, Missouri (Address of principal executive offices)	63131 (Zip Code)
(314) 569-7200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(c)	Patrick R. Gideon, a Director of Registrant, was elected Non-Executive Chairman of Registrant’s Board of Directors effective April 25, 2011. A copy of the press release issued by Registrant announcing such election is attached hereto as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.

Exhibit	Description
99.1	Press release issued by Reliance Bancshares, Inc. on April 28, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: April 28, 2011

RELIANCE BANCSHARES, INC. (Registrant)

By:	/s/ Dale E. Oberkfell
Name:	Dale E. Oberkfell
Title:	Chief Financial Officer